VANGUARD(R)
EQUITY INCOME FUND

March 31, 2000

[SHIP PHOTO]
SEMIANNUAL REPORT

[THE VANGUARD GROUP LOGO]

      HAVE THE PRINCIPLES OF INVESTING CHANGED?

       In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

   Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

   And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

   However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

   Vanguard  believes  that  intelligent   investors  should  resist  short-term
thinking and focus instead on a few time-tested principles:

   o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

   o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

   o Step back from the daily frenzy of the markets; focus on your overall asset allocation.

   o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN       1         FUND PROFILE                 8

THE MARKETS IN PERSPECTIVE     4         PERFORMANCE SUMMARY         10

REPORT FROM THE ADVISERS       6         FINANCIAL STATEMENTS        11
--------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Vanguard Equity Income Fund had a disappointing return of -1.1% during the six months ended March 31, 2000, a period when value stocks were generally out of favor.

     The adjacent table presents the six-month total return (capital change plus reinvested dividends) for the fund, its average peer, and the unmanaged Russell 1000 Value Index, which consists of the value stocks among the 1,000 largest U.S. stocks. For reference, we also present the return of the Standard & Poor's 500 Index, which consists of both growth and value stocks. The fund's return was
4.1 percentage points behind that of its average peer and 7.0 percentage points behind that of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
                                                            TOTAL RETURNS
                                                           SIX MONTHS ENDED
                                                            MARCH 31, 2000
--------------------------------------------------------------------------------
Vanguard Equity Income Fund                                    -1.1%
--------------------------------------------------------------------------------
Average Equity Income Fund*                                     3.0%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                        5.9%
--------------------------------------------------------------------------------
S&P 500 Index                                                  17.5%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's return is based on a decrease in net asset value from $24.14 per share on September 30, 1999, to $22.67 per share on March 31, 2000, with the latter figure adjusted for a dividend of $0.34 per share paid from net investment income and a distribution of $0.87 per share paid from net realized capital gains. The fund's yield as of March 31 was 2.51%.

THE PERIOD IN REVIEW

During the six months, the remarkably vibrant U.S. economy completed its 108th month of uninterrupted expansion--a record nine full years without a recession. By the last quarter of 1999, the economy was growing at an astounding 7.3% rate. The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, rose an impressive 23.2% for the half-year.

     However, returns were wildly disparate within the market. Small- and mid-cap stocks far outpaced large-cap companies. The Wilshire 4500 Completion Index-- essentially the total U.S. market minus the S&P 500--had a total return of 42.6% for the period. And despite a momentary rally of so-called "old economy" stocks in late March, the "new economy" group (i.e., technology, media, and telecommunications stocks) dominated the market, as it had in 1999. The growth portion of the S&P 500 Index gained 24.7%, while the value portion returned 9.2%. The tech-heavy Nasdaq Composite Index rose 67.3% for the period.

     Meanwhile, after years of mostly nominal inflation, the cost of living seemed to be on the rise, though much of the increase stemmed from a sharp hike in oil prices that many analysts regarded as temporary. In March the Consumer Price Index was 3.7% above its level in March 1999.

     The Federal Reserve Board--fearing that the rapidly growing economy would spur rising prices--took preemptive action on March 21, raising short-term interest rates by 25 basis points (0.25 percentage point) for the fifth time in nine months.

The Fed's action, together with the U.S. Treasury's announced plans to buy back some of its long-term debt, caused a relatively rare "inversion of the yield curve"--a situation when yields of short-term debt exceed those of long-term bonds. During the six months, the 30-year Treasury bond's yield fell 22 basis points (0.22 percentage point) to 5.83%, while the yield of 3-month Treasury bills rose 102 basis points to 5.87%. The Lehman Brothers Aggregate Bond Index, a proxy for the entire taxable bond market, posted a total return of 2.1% for the six months.

PERFORMANCE OVERVIEW

The market's continuing love affair with technology-related stocks and its lack of emphasis on dividend-paying stocks hampered Equity Income Fund's performance during the first half of our fiscal year. Tech stocks constituted 25% of the S&P 500 Index by market capitalization and generated a return of 53.4%--almost 17 percentage points higher than producer durables, the second-best-performing sector. While our fund's tech stocks generated a 37.0% return, this sector accounted for less than 2% of the fund's assets.

     Equity Income's underrepresentation in technology is not surprising, given the fund's long-standing goal of providing both current income and long-term capital growth with relatively low volatility. The fund invests predominantly in large-cap value stocks that have above-average dividends and below-average prices relative to earnings. Most technology stocks pay little or no dividends, and many had price/earnings ratios of 100 or higher during the half-year, with a number of the best-performing ones showing no earnings.

     Compared with the S&P 500 Index, the fund's overweighting in the relatively poorly performing electric utilities and integrated-oils sectors did not help matters. The fund had almost three times the index's weighting in large oil refiners, whose stocks did not benefit much from rising oil prices. Instead, rising prices cut into refiners' profits.

     The producer-durables and consumer-discretionary (mainly retailers) sectors only added to the fund's woes during the period. However, the weakness in these sectors provided an opportunity for our advisers to build the fund's holdings of many high-quality companies at attractive prices.

     Although the stock market has been heavily focused on growth of revenue and on even the mere prospect of such growth, we continue to believe that actual earnings and dividends are what drive long-term returns for common stocks. Vanguard Equity Income Fund reflects that belief, and we will maintain our emphasis on solid, dividend-paying stocks as a sound long-term strategy.

-----------------------------------------------------------------------------
                                                     TOTAL ASSETS MANAGED
                                                     AS OF MARCH 31, 2000
                                                   --------------------------
                                                   $ MILLION         PERCENT
-----------------------------------------------------------------------------
Newell Associates                                   $1,275              54%

John A. Levin & Company, Inc.                          573              24

Wellington Management Company, LLP                     461              19

Cash Reserve*                                           81               3
-----------------------------------------------------------------------------
Total                                               $2,390             100%
-----------------------------------------------------------------------------
*This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash reserve.

     As you may be aware, as of January 1, 2000, Wellington Management Company, LLP, replaced Spare, Kaplan, Bischel & Associates as one of the fund's three advisers. The table at left shows the current allocation of assets among the advisers, each of which uses its own methodology to pick stocks.

IN SUMMARY

In the first two weeks of April, just after the end of this reporting period, tech stocks plummeted, going into negative territory for the calendar year, while value stocks registered modest gains. This episode served to show how quickly and unpredictably market sectors can move in and out of favor.

     Lacking a crystal ball to tell the market's future, we advocate the tried-and-true strategy of diversification and investing for the long run. Holding well-diversified stock funds, as well as bond and money market funds, gives you exposure to the major asset classes and can help you to maintain your balance in turbulent times. We urge investors to base their plans on their own goals, time horizon, and risk tolerance--and to stick with those plans over the long haul.

/S/
John J. Brennan
Chairman and Chief Executive Officer


April 17, 2000


--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

In the past, the quarterly income dividend that Vanguard Equity Income Fund distributed to shareholders was paid at a "set rate" of $0.15 per share. Any income the fund earned in excess of the set rate was distributed in the December income dividend. Beginning with the dividend of $0.14 per share that was paid in March 2000, the fund will distribute income on a "pay as you go" basis, rather than according to a set rate. This policy change provides for a more even distribution of income throughout the year.
--------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MARCH 31, 2000

A strong economy and an extraordinary run-up in prices for technology stocks carried broad market indexes higher during a volatile but generally rewarding six months ended March 31, 2000.

         The rise in stocks was surprising in light of higher inflation and rising interest rates, both of which did some damage to bond prices. For stock investors, however, worries about inflation and interest rates did little to dampen enthusiasm for technology, telecommunications, and media companies.

     The U.S. economy continued its rapid growth during the semiannual period. Gross domestic product, an estimate of total economic output, increased at a 7.3% pace, even after inflation, during the final three months of 1999. The economy expanded by more than 4% during 1999, which is a brisk clip for a large economy, especially one that in March completed a record 108 consecutive months without a recession.

--------------------------------------------------------------------------------
                                                       TOTAL RETURNS
                                                 PERIODS ENDED MARCH 31, 2000
                                            ------------------------------------
                                            6 MONTHS       1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                              17.5%          17.9%        26.8%
  Russell 2000 Index                         26.8           37.3         17.2
  Wilshire 5000 Index                        23.2           24.0         25.9
  MSCI EAFE Index                            17.0           25.4         12.7
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                 2.1%           1.9%         7.1%
  Lehman 10 Year Municipal Bond Index         2.2            0.5          6.2
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                 2.6            5.0          5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                        1.9%           3.7%         2.5%
--------------------------------------------------------------------------------
*Annualized.

     Inflation measures sent mixed messages. Higher oil prices did cause the Consumer Price Index to increase by 1.9% and 3.7% for the six- and twelve-month periods ended March 31. But if energy and food prices were factored out, inflation remained tame. Nonetheless, the Federal Reserve Board, concerned that rapid growth and low unemployment (around 4% of the workforce) would cause inflation to build momentum, continued the efforts it began in June 1999 to slow the economy. The Fed raised its target for short-term interest rates by 0.25 percentage point on three occasions during the six months, bringing the federal funds rate to 6.0%.

U.S. STOCK MARKETS

The technology sector continued to dominate the stock market during the half-year, although it suffered some setbacks. Over a five-week period from March 10 through April 14, technology stocks fell sharply and the Nasdaq
Composite Index, which is dominated by large tech issues, declined -34%. However, for the six months ended March 31, the Nasdaq Composite registered an incredible 67.3% return.

     The overall stock market, as measured by the Wilshire 5000 Index, posted a 23.2% gain. Large-capitalization stocks didn't do quite as well--the S&P 500 Index returned 17.5%. The small-cap Russell 2000 Index gained 26.8%.

     Computer software and hardware companies, semiconductor makers, and an array of Internet-related companies powered the advance on Wall Street. Indeed, one-third of the 57 companies in the S&P 500's tech group gained more than 100% during the six months. A number of tech-related companies within the producer-durables and utility groups also posted impressive gains. For the half-year, technology stocks, which accounted for one-quarter of the total market capitalization of the S&P 500 Index, gained 53%. Producer-durables companies returned 36%. The oil-drilling and services companies in the "other energy" category benefited from higher oil prices and returned about 30% for the six months.

     Despite the impressive gains for the market averages, many individual stocks declined. The market's worst-performing sectors were consumer staples (-14%), including large food, beverage, supermarket, and tobacco stocks, and the materials & processing group (-6%), which was hurt by higher energy prices, competitive pressure from imports, and higher interest rates.

     With demand for stocks high, Wall Street came up with new supply: During the first three months of 2000, a record $75 billion in new stock was issued through underwriters.

U.S. BOND MARKETS

The step-by-step increases in short-term interest rates by the Federal Reserve did succeed in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose by 102 basis points (about 1 percentage point) during the half-year, from 4.85% on September 30 to 5.87% on March 31. Yields on 3-year Treasury notes rose about 75 basis points, in line with the Fed's actions.

     But for long-term Treasury bonds, interest rates fell during the period. This was due primarily to the federal government's budget surplus, which resulted in reduced issuance of new bonds and steps by the Treasury to buy back some of its existing long-term securities. This reduced supply of long-term bonds caused the yield on the 30-year Treasury to fall 22 basis points--from 6.05% to 5.83%--during the half-year. Yields of 10-year Treasury securities rose only 12 basis points to 6.00% as of March 31.

     Higher short-term rates and lower or relatively stable long-term rates resulted in an inversion in the yield curve. Instead of the usual upward sloping curve--with yields rising along with the maturity of Treasury securities--yields were lower for long-term bonds.

     Outside of the Treasury market, yields rose and prices fell for most intermediate- to long-term corporate and municipal bonds. The overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 2.1% return, as an average price decline of -1.3% offset much of the 3.4% income provided by the market.

INTERNATIONAL STOCK MARKETS

Stock markets in Europe, Asia, and many emerging markets produced double-digit gains during the half-year as investors responded to improving global economic growth and a rise in corporate merger and acquisition activity. The overall return from developed foreign markets was an excellent 17.0%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

     In Europe, an average return of 27.7% in local-currency terms was reduced to 17.6% for U.S. investors because of the U.S. dollar's gains against European currencies. (Returns from abroad are diminished when the dollar rises in value against other currencies, and increased when the dollar falls.) Stocks in the Pacific region, which is dominated by Japan, returned 15.6% in dollars and 12.8% in local-currency terms. The Select Emerging Markets Free Index soared 26.2% in dollars, led by big gains in Turkey (111%) and Brazil (60%).

REPORT FROM THE ADVISERS

Vanguard Equity Income Fund's total return was -1.1% for the fiscal half-year ended March 31, 2000. This was quite disappointing, as it lagged both the 3.0% return for the average equity income fund and the 5.9% gain for the Russell 1000 Value Index, which consists of the value issues within the 1,000 largest U.S. stocks. The S&P 500 Index, which holds both growth stocks and value stocks, posted a 17.5% return.

     During the first six months of the fund's fiscal year, the stock market was effectively split in two. One part comprised "old economy" companies whose valuations are driven by corporate and economic fundamentals. The other part was the "new economy" group of technology and tech-related companies, whose stock prices were driven by euphoric expectations and momentum, with little or no regard for price level. Companies governed by the old rules plunged into a bear market during the autumn and winter of 1999, while the new economy stocks shot up to price levels never before seen in the U.S. market.

     The technology-heavy Nasdaq Composite Index rose a stunning 67% in the six month period. The S&P 500 Index and the Dow Jones Industrial Average also rose nicely, by virtue of the considerable overlap of large-capitalization technology companies in the three market barometers.

     The extraordinary performance of tech stocks has attracted even the supposedly conservative managers of mutual funds within Lipper Inc.'s Equity Income Funds category. The technology-sector exposure for the 30 largest funds now averages about 9% of assets and in at least one case is as high as 36%. Your fund's exposure to this sector is only about 2%--the high prices and low (or nonexistent) dividend yields of most tech stocks make them inappropriate for us. However, without a large exposure to tech stocks, it was virtually impossible to generate strong returns during the past half-year.

CASH FLOWS DRIVING PERFORMANCE

This split of old and new worlds has been driven, in part, by cash flows from investors, including mutual funds. Investors have been withdrawing billions of dollars from managers of traditional value portfolios and sending that money--and more--to aggressive-growth portfolios. The managers of value funds have been forced to sell stocks that they regard as good bargains, driving these stocks' prices even lower. Meanwhile, the aggressive-growth managers have been doing what they're expected to do--buy the popular stocks even though the prices may seem ridiculously high.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisers believe that a fund made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.
--------------------------------------------------------------------------------

     Even conservative investors, who only a decade ago could scarcely be coaxed out of bank savings accounts, have been embracing the riskiest segments of the stock market, all on the basis of untested investment theories. No matter how enticing the theories of the new economy, they are still in the realm of speculation. Selling conservative stocks after a bull market of nearly 20 years to buy risky stocks at unheard-of price levels is exactly the opposite of what conservative investors should be doing.

     In the end, the rules of valuation will be the same for both old-economy and new-economy stocks. The value of stocks, as for any commercial enterprise, ultimately depends on the profits they generate. We recognize that there are many great technology companies that will lead the economy in the decade ahead. However, we also are aware that investors have not been carefully differentiating among these businesses. When such differentiation occurs, a lot of capital will be vaporized.

     During March, the final month of the semiannual period, the market seemed to focus more on actual fundamentals and less on theoretical prospects. The result was helpful to your fund--our total return was 11.6% in March, while the Nasdaq Composite Index declined, posting a -2.6% return. One month does not a trend make, but it did suggest what can happen when fundamentals, not expectations, guide the market.

YOUR FUND'S HOLDINGS

Your fund's holdings include many companies whose revenue and earnings growth are quite sound. Some of these stocks were rewarded during the half-year, including Seagate Technology (+102%), Northern Trust (+62%), Fox Entertainment Group (+42%), and Monsanto (+40%). But even among our worst-performing holdings, a majority reported earnings that met or beat expectations during the second fiscal quarter. Unfortunately, the market paid little attention to these stocks.

     Importantly for a fund that seeks to provide significant income, a number of our holdings boosted their dividends during the period, including American General, Alcoa, Citigroup, 3M, National City, Washington Mutual, and U.S. Bancorp. The fund's income yield as of March 31 was 2.5%, more than double the 1.1% yield of the S&P 500 Index.

     The overall complexion of the Equity Income Fund changed little during the half-year. The biggest change in sector commitments was a decline in utility holdings from 22.9% of assets a year ago to 18.9% on March 31, 2000. Six of our top ten holdings a year ago remain in the top ten today (Bell Atlantic, AT&T, American Home Products, Bristol-Myers Squibb, Pharmacia & Upjohn, and Atlantic Richfield). None of the other top-ten stocks is new to the fund.

     Looking forward, we see that the Federal Reserve Board may have to raise rates further to achieve its goal of slowing the economy, given that interest-rate-sensitive sectors such as housing and autos represent a smaller portion of economic activity than in the past. Many corporations say they have trouble raising prices in the current competitive environment, so they are concerned that rising wages and commodity prices could squeeze profits. On the other hand, stronger economic growth outside of the United States suggests good prospects for a number of basic-economy stocks in the materials & processing, energy, and producer-durables sectors.

Newell Associates
John A. Levin & Company, Inc.
Wellington Management Company, LLP

April 12, 2000

FUND PROFILE
EQUITY INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-------------------------------------------------
                      EQUITY INCOME      S&P 500
-------------------------------------------------

Number of Stocks                180          500
Median Market Cap            $30.6B       $94.4B
Price/Earnings Ratio          18.1x        28.7x
Price/Book Ratio               3.1x         5.7x
Yield                          2.5%         1.1%
Return on Equity              20.4%        24.2%
Earnings Growth Rate           7.3%        16.4%
Foreign Holdings               4.6%         1.2%
Turnover Rate                  46%*           --
Expense Ratio                0.43%*           --
Cash Reserves                  3.5%           --

*Annualized.


INVESTMENT FOCUS
------------------------
[GRID]
STYLE             VALUE
MARKET CAP        LARGE



VOLATILITY MEASURES
--------------------------------------------
                  EQUITY INCOME     S&P 500
--------------------------------------------
R-Squared                  0.72        1.00
Beta                       0.75        1.00



TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
--------------------------------------------
Exxon Mobil Corp.                      3.6%
Bell Atlantic Corp.                    2.9
AT&T Corp.                             2.5
American Home Products Corp.           2.2
Bristol-Myers Squibb Co.               2.0
Pharmacia & Upjohn, Inc.               1.9
SBC Communications Inc.                1.8
General Electric Co.                   1.7
Atlantic Richfield Co.                 1.6
BellSouth Corp.                        1.5
--------------------------------------------
Top Ten                               21.7%



SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------
                                            MARCH 31, 1999          MARCH 31, 2000
                                         -------------------------------------------------
                                             EQUITY INCOME     EQUITY INCOME     S&P 500
                                         -------------------------------------------------
Auto & Transportation .................           3.3%             3.4%           1.9%
Consumer Discretionary ................           6.4              6.3           12.5
Consumer Staples ......................           8.0              7.1            5.0
Financial Services ....................          19.9             20.0           13.5
Health Care ...........................          11.2             12.4            9.0
Integrated Oils .......................          14.8             12.9            4.6
Other Energy ..........................           0.9              2.7            1.7
Materials & Processing ................           6.4              6.0            2.5
Producer Durables .....................           2.5              3.2            4.0
Technology ............................           0.8              2.0           29.4
Utilities .............................          22.9             18.9            9.7
Other                                             2.9              5.1            6.2
------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
EQUITY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MARCH 21, 1988-MARCH 31, 2000
----------------------------------------------------------------------------------------------------
            EQUITY INCOME FUND       S&P 500                        EQUITY INCOME FUND       S&P 500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL             FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN               YEAR    RETURN  RETURN   RETURN    RETURN
----------------------------------------------------------------------------------------------------
1988       5.8%    2.5%      8.3%     3.2%              1995     19.8%    5.0%     24.8%      29.7%
1989      23.8     5.0      28.8     33.0               1996     14.2     4.0      18.2       20.3
1990     -20.5     4.3     -16.2     -9.2               1997     30.0     4.2      34.2       40.4
1991      18.0     8.5      26.5     31.2               1998      6.5     3.0       9.5        9.0
1992       6.4     5.9      12.3     11.1               1999      9.6     3.0      12.6       27.8
1993      14.1     5.1      19.2     13.0               2000*    -2.6     1.5      -1.1       17.5
1994      -6.5     4.3      -2.2      3.7
-----------------------------------------------------------------------------------------------------

*Six months ended March 31, 2000.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------------------------
                                                                            10 YEARS
                                   INCEPTION                         -----------------------------
                                     DATE        1 YEAR   5 YEARS    CAPITAL     INCOME    TOTAL
--------------------------------------------------------------------------------------------------
Equity Income Fund                3/21/1988      -0.52%   17.35%      8.63%       4.55%    13.18%
--------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
EQUITY INCOME FUND                                   SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.6%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (3.1%)
  Ford Motor Co.                                    717,091        $   32,941
  Eaton Corp.                                       120,000             9,360
  Union Pacific Corp.                               198,900             7,782
  Norfolk Southern Corp.                            509,258             7,321
  CSX Corp.                                         294,200             6,914
  Genuine Parts Co.                                 233,346             5,571
  The Goodyear Tire & Rubber Co.                    157,500             3,672
                                                           ------------------
                                                                       73,561
                                                           ------------------

CONSUMER DISCRETIONARY (5.8%)
  May Department Stores Co.                         721,804            20,571
  Kimberly-Clark Corp.                              290,075            16,244
  Tribune Co.                                       437,200            15,985
  Eastman Kodak Co.                                 229,224            12,450
  Gillette Co.                                      303,700            11,446
  Black & Decker Corp.                              241,000             9,053
  J.C. Penney Co., Inc.                             586,580             8,725
o Fox Entertainment Group, Inc.
   Class A                                          247,500             7,410
  Avon Products, Inc.                               202,200             5,876
  The McGraw-Hill Cos., Inc.                        124,800             5,678
  The Stanley Works                                 184,400             4,864
  Sears, Roebuck & Co.                              154,829             4,780
  Gannett Co., Inc.                                  62,000             4,363
  Whirlpool Corp.                                    63,500             3,723
  International Flavors &
   Fragrances, Inc.                                 102,400             3,590
  Newell Rubbermaid, Inc.                           138,400             3,434
                                                           ------------------
                                                                      138,192
                                                           ------------------
CONSUMER STAPLES (6.5%)
  Anheuser-Busch Cos., Inc.                         344,100            21,420
  Philip Morris Cos., Inc.                          949,150            20,051
  Procter & Gamble Co.                              239,900            13,494
  Sara Lee Corp.                                    608,300            10,949
  PepsiCo, Inc.                                     305,200            10,548
  Nabisco Holdings Corp. Class A                    292,500             9,415
  The Coca-Cola Co.                                 185,800             8,721
  H.J. Heinz Co.                                    248,940             8,682
  The Quaker Oats Co.                               116,200             7,045
  Albertson's, Inc.                                 216,600             6,715
  General Mills, Inc.                               183,200             6,630
  Kellogg Co.                                       209,100             5,358
  Bestfoods                                         110,401             5,168
  The Clorox Co.                                    143,200             4,654
  Campbell Soup Co.                                 146,500             4,505
  Hershey Foods Corp.                                78,900             3,846
  ConAgra, Inc.                                     193,600             3,509
  UST, Inc.                                         138,900             2,170
  Ralston-Ralston Purina Group                       78,600             2,152
                                                           ------------------
                                                                      155,032
                                                           ------------------
FINANCIAL SERVICES (18.3%)
  Bank of America Corp.                             574,923            30,148
  Marsh & McLennan Cos., Inc.                       272,300            30,038
  The Chase Manhattan Corp.                         330,857            28,847
  First Union Corp.                                 644,530            24,009
  J.P. Morgan & Co., Inc.                           156,000            20,553
  American General Corp.                            356,400            20,003
  Bank One Corp.                                    492,422            16,927
  FleetBoston Financial Corp.                       462,699            16,889
  Aon Corp.                                         483,100            15,580
  Wachovia Corp.                                    227,735            15,386
  XL Capital Ltd. Class A                           272,300            15,079
  CIGNA Corp.                                       170,000            12,877
  First Data Corp.                                  276,450            12,233
  Ace, Ltd.                                         516,000            11,803

--------------------------------------------------------------------------------

                                                     MARKET            VALUE*
EQUITY INCOME FUND                                   SHARES             (000)
--------------------------------------------------------------------------------
  Northern Trust Corp.                              173,600        $   11,729
  The Bank of New York Co., Inc                     273,400            11,363
  Washington Mutual, Inc.                           412,710            10,937
  Lincoln National Corp.                            304,900            10,214
  Equity Residential Properties
   Trust REIT                                       250,000            10,047
  U.S. Bancorp                                      415,349             9,086
  PNC Financial Services Group                      194,694             8,773
  Merrill Lynch & Co., Inc.                          83,416             8,759
o John Hancock Financial
   Services, Inc.                                   450,000             8,128
  Mellon Financial Corp.                            270,900             7,992
  Equity Office Properties
   Trust REIT                                       315,000             7,914
  Citigroup, Inc.                                   128,000             7,592
  St. Paul Cos., Inc.                               221,733             7,567
  MBIA, Inc.                                        140,000             7,289
  The Chubb Corp.                                    92,901             6,277
  Fannie Mae                                        108,300             6,112
  National City Corp.                               293,100             6,045
  KeyCorp                                           278,370             5,289
  Wells Fargo Co.                                   123,165             5,042
  SAFECO Corp.                                      169,500             4,502
  Sun Communities, Inc. REIT                        110,000             3,176
  Urban Shopping Centers,
   Inc. REIT                                         80,000             2,325
  Crescent Real Estate, Inc. REIT                   130,000             2,275
                                                           ------------------
                                                                      438,805
                                                           ------------------
HEALTH CARE (11.3%)
  American Home Products Corp.                      996,300            53,427
  Bristol-Myers Squibb Co.                          821,800            47,459
  Pharmacia & Upjohn, Inc.                          755,074            44,738
  Merck & Co., Inc.                                 438,200            27,223
  Glaxo Wellcome PLC ADR                            371,700            21,303
  Baxter International, Inc.                        263,259            16,503
  Eli Lilly & Co.                                   203,100            12,795
  Johnson & Johnson                                 151,600            10,621
  SmithKline Beecham PLC ADR                        119,600             7,901
  Abbott Laboratories                               215,200             7,572
  Aetna Inc.                                        129,000             7,184
  McKesson HBOC, Inc.                               280,000             5,880
  Columbia/HCA Healthcare Corp.                     155,000             3,923
  Schering-Plough Corp.                             106,600             3,918
                                                           ------------------
                                                                      270,447
                                                           ------------------
INTEGRATED OILS (11.9%)
  Exxon Mobil Corp.                               1,109,282            86,316
  Atlantic Richfield Co.                            451,900            38,411
  BP Amoco PLC ADR                                  573,482            30,430
  Texaco Inc.                                       566,000            30,352
  Chevron Corp.                                     279,646            25,850
  Royal Dutch Petroleum Co. ADR                     393,300            22,639
  Shell Transport & Trading
   Co. ADR                                          275,000            13,492
  Unocal Corp.                                      407,700            12,129
  USX-Marathon Group                                403,100            10,506
  Conoco Inc. Class A                               301,500             7,424
  Phillips Petroleum Co.                            124,800             5,772
                                                           ------------------
                                                                      283,321
                                                           ------------------
OTHER ENERGY (2.4%)
  Williams Cos., Inc.                               547,000            24,034
  Schlumberger Ltd.                                 226,600            17,335
  Baker Hughes, Inc.                                198,400             6,002
  Ultramar Diamond
   Shamrock Corp.                                   154,900             3,931
  Ashland, Inc.                                     110,000             3,678
  Sunoco, Inc.                                      104,000             2,847
  Arch Coal, Inc.                                    27,070               189
                                                           ------------------
                                                                       58,016
                                                           ------------------
MATERIALS & PROCESSING (5.5%)
  Dow Chemical Co.                                  307,829            35,093
  Weyerhaeuser Co.                                  362,200            20,645
  Alcoa Inc.                                        200,000            14,050
  International Paper Co.                           317,252            13,563
  E.I. du Pont de Nemours & Co.                     221,527            11,713
  Eastman Chemical Co.                              204,500             9,305
  The Timber Co.                                    250,000             6,406
  Georgia Pacific Group                             158,000             6,251
  Engelhard Corp.                                   305,000             4,613
  Crown Cork & Seal Co., Inc.                       215,763             3,452
  Temple-Inland Inc.                                 60,400             3,009
o Owens-Illinois, Inc.                               80,500             1,358
  USX-U.S. Steel Group                               40,600             1,015
                                                           ------------------
                                                                      130,473
                                                           ------------------
PRODUCER DURABLES (2.9%)
  Emerson Electric Co.                              343,259            18,150
  Xerox Corp.                                       487,400            12,672
  United Technologies Corp.                         192,116            12,139
  Caterpillar, Inc.                                 182,464             7,196
  Pitney Bowes, Inc.                                155,700             6,958
  The Boeing Co.                                    124,200             4,712
  Lockheed Martin Corp.                             189,500             3,873
  Deere & Co.                                       100,746             3,828
  Thomas & Betts Corp.                               12,300               347
                                                           ------------------
                                                                       69,875
                                                           ------------------
TECHNOLOGY (1.8%)
o Seagate Technology Inc.                           238,400            14,364
  Compaq Computer Corp.                             286,500             7,628
  Rockwell International Corp.                      161,100             6,736
  International Business
   Machines Corp.                                    49,400             5,829
  Hewlett-Packard Co.                                35,100             4,653
  Electronic Data Systems Corp.                      60,000             3,851
                                                           ------------------
                                                                       43,061
                                                           ------------------
UTILITIES (17.4%)
  Bell Atlantic Corp.                             1,132,140            69,202
  AT&T Corp.                                      1,057,752            59,499
  SBC Communications Inc.                         1,038,273            43,607
  BellSouth Corp.                                   763,604            35,889
  U S WEST, Inc.                                    405,036            29,416
  GTE Corp.                                         376,673            26,744
  Potomac Electric Power Co.                        700,200            15,842
  KeySpan Corp.                                     466,236            12,880
  SCANA Corp.                                       485,527            11,926
  Duke Energy Corp.                                 176,452             9,264
  Southern Co.                                      397,310             8,641
  DTE Energy Co.                                    264,500             7,670
  Allegheny Energy, Inc.                            272,000             7,497
  Dominion Resources, Inc.                          171,083             6,576
  Edison International                              392,640             6,503
  ScottishPower PLC ADR                             195,645             6,200
  Pinnacle West Capital Corp.                       206,900             5,832
  NICOR, Inc.                                       172,700             5,688
  Eastern Utilities Associates                      177,600             5,572
  Texas Utilities Co.                               176,296             5,234

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
--------------------------------------------------------------------------------
  Constellation Energy Group                        158,150        $    5,041
  National Fuel Gas Co.                             100,000             4,456
  PECO Energy Corp.                                 115,000             4,241
  FPL Group, Inc.                                    84,635             3,899
  Questar Corp.                                     200,000             3,713
  Central & South West Corp                         191,600             3,269
  Washington Gas Light Corp.                        120,000             3,263
  Northern States Power Co.                         162,100             3,222
  TECO Energy, Inc.                                 163,400             3,176
  Sempra Energy                                      47,838               801
                                                           ------------------
                                                                      414,763
                                                           ------------------
OTHER (4.7%)
  General Electric Co.                              265,000            41,125
  Minnesota Mining &
   Manufacturing Co.                                326,407            28,907
  Monsanto Co.                                      355,000            18,282
  Honeywell International Inc.                      204,862            10,794
  Cooper Industries, Inc.                           176,000             6,160
  Fortune Brands, Inc.                              159,431             3,986
  Brunswick Corp.                                   210,000             3,977
                                                           ------------------
                                                                      113,231
                                                           ------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,549,316)                                                 2,188,777
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.6%)
--------------------------------------------------------------------------------
  Owens-Illinois Inc. 4.75% Cvt. Pfd.               294,400             7,967
  Loral Space & Communications
   Ltd. 6.00% Cvt. Pfd.                             137,200             4,253
(3)+Loral Space & Communications
   Ltd. 6.00% Cvt. Pfd.                              57,000             1,824
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $21,833)                                                       14,044
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (1.1%)
--------------------------------------------------------------------------------
Hewlett-Packard Co.
  (3)0.00%, 10/14/2017                            $  24,100            18,205
Security Capital U.S. Realty
  (3)2.00%, 5/22/2003                                 8,300             6,220
Waste Management Inc.
  4.00%, 2/1/2002                                     4,000             3,523
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (COST $25,041)                                                       27,948
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.2%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2)  5.77%, 4/20/2000                                 8,000             7,978
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.12%, 4/3/2000                                   138,849           138,849
  6.14%, 4/3/2000--Note G                             1,155             1,155
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $147,980)                                                     147,982
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
  (COST $1,744,170)                                                 2,378,751
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
                                                      (000)             (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
Other Assets--Note C                                               $   32,846
Liabilities--Note G                                                   (21,205)
                                                           ---------------------
                                                                       11,641
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 105,442,002 outstanding $0.001
  par value shares of beneficial interest
  (unlimited authorization)                                        $2,390,392
================================================================================

NET ASSET VALUE PER SHARE                                              $22.67
================================================================================
*See Note A in Notes to Financial Statements.
o Non-Income-Producing Security.
+Non-Income-Producing Security. New issue that has not paid a dividend as of March 31, 2000.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 94.8% and 3.0%, respectively, of net assets.
 See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
(3)Security exempt from registration under Rule 144A of theSecurities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the aggregate value of these securities was $26,249,000, representing 1.1% of net assets.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
 AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                            AMOUNT          PER
                                                             (000)        SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                        $1,690,086       $16.03
 Overdistributed Net
  Investment Income                                           (608)        (.01)
 Accumulated Net
  Realized Gains                                            62,253          .59
 Unrealized Appreciation--Note F
  Investment Securities                                    634,581         6.02
  Futures Contracts                                          4,080          .04
--------------------------------------------------------------------------------
 NET ASSETS                                             $2,390,392       $22.67
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                           EQUITY INCOME FUND
                                              SIX MONTHS ENDED MARCH 31, 2000
                                                                        (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                       $   36,287
   Interest                                                             4,832
   Security Lending                                                        76
                                                                   -------------
      Total Income                                                     41,195
                                                                   -------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                         2,080
      Performance Adjustment                                             (287)
   The Vanguard Group--Note C
      Management and Administrative                                     3,794
      Marketing and Distribution                                          216
   Custodian Fees                                                          29
   Auditing Fees                                                            9
   Shareholders' Reports                                                   61
   Trustees' Fees and Expenses                                              2
                                                                   -------------
      Total Expenses                                                    5,904
      Expenses Paid Indirectly--Note D                                   (329)
                                                                   -------------
      Net Expenses                                                      5,575
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  35,620
--------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                          63,220
   Futures Contracts                                                    7,182
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                      70,402
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                             (168,544)
   Futures Contracts                                                   10,702
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (157,842)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (51,820)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------
                                                                                   EQUITY INCOME FUND
                                                                          ---------------------------------
                                                                             SIX MONTHS                YEAR
                                                                                  ENDED               ENDED
                                                                          MAR. 31, 2000       SEP. 30, 1999
                                                                                  (000)               (000)
-----------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                    $   35,620        $     75,905
   Realized Net Gain                                                            70,402             109,251
   Change in Unrealized Appreciation (Depreciation)                           (157,842)            108,420
                                                                          ---------------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations          (51,820)            293,576
                                                                          ---------------------------------
DISTRIBUTIONS
   Net Investment Income                                                       (39,143)            (78,305)
   Realized Capital Gain                                                      (105,953)            (87,951)
                                                                          ---------------------------------
      Total Distributions                                                     (145,096)           (166,256)
                                                                          ---------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                                      194,257             931,840
   Issued in Lieu of Cash Distributions                                        131,229             149,024
   Redeemed                                                                   (746,921)           (576,972)
                                                                          ---------------------------------
      Net Increase (Decrease) from Capital Share Transactions                 (421,435)            503,892
-----------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                  (618,351)            631,212
-----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                       3,008,743           2,377,531
                                                                          ---------------------------------
   End of Period                                                            $2,390,392          $3,008,743
===========================================================================================================

1Shares Issued (Redeemed)
   Issued                                                                        8,408              37,304
   Issued in Lieu of Cash Distributions                                          5,679               6,175
   Redeemed                                                                    (33,270)            (23,137)
                                                                          ---------------------------------
      Net Increase (Decrease) in Shares Outstanding                            (19,183)             20,342
===========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------
                                                                         EQUITY INCOME FUND
                                                                       YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED    -----------------------------------------------------
THROUGHOUT EACH PERIOD                  MARCH 31, 2000        1999        1998       1997      1996      1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $24.14       $22.80      $22.28     $17.69    $15.65    $13.16
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                           .31          .64         .64        .64       .63       .60

   Net Realized and Unrealized Gain (Loss)
      on Investments                              (.57)        2.20        1.44       5.17      2.18      2.56
                                              -----------------------------------------------------------------
      Total from Investment Operations            (.26)        2.84        2.08       5.81      2.81      3.16
                                              -----------------------------------------------------------------
DISTRIBUTIONS

   Dividends from Net Investment Income           (.34)        (.67)       (.67)      (.64)     (.60)     (.58)
   Distributions from Realized Capital Gains      (.87)        (.83)       (.89)      (.58)     (.17)     (.09)
                                              -----------------------------------------------------------------
      Total Distributions                        (1.21)       (1.50)      (1.56)     (1.22)     (.77)     (.67)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $22.67       $24.14      $22.80     $22.28    $17.69    $15.65
===============================================================================================================

TOTAL RETURN                                    -1.14%       12.56%       9.54%     34.17%    18.22%    24.77%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)         $2,390       $3,009      $2,378     $1,948    $1,309      $967

   Ratio of Total Expenses to
      Average Net Assets                        0.43%*        0.41%       0.39%      0.45%     0.42%     0.47%
   Ratio of Net Investment Income to
      Average Net Assets                        2.59%*        2.59%       2.80%      3.25%     3.69%     4.27%
   Portfolio Turnover Rate                        46%*          18%         23%        22%       21%       31%
===============================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Newell Associates, John A. Levin & Co., Inc., and Wellington Management Company, LLP, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee for John A. Levin & Co., Inc. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the proceeding three years.

     Prior to January 1, 2000, Spare, Kaplan, Bischel & Associates served as adviser to the fund. Effective January 1, 2000, assets managed by Spare, Kaplan, Bischel & Associates were allocated to Wellington Management Company, LLP.

     The Vanguard Group manages the cash reserves of the fund on at at-cost basis.

     For the six months ended March 31, 2000, the aggregate advisory fee represented an effective annual basic rate of 0.15% of the fund's average net assets before a decrease of $287,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2000, the fund had contributed capital of $455,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.5% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $322,000 and $7,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the six months ended March 31, 2000, the fund purchased $592,267,000 of investment securities and sold $1,061,285,000 of investment securities other than temporary cash investments.

F. At March 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $634,581,000, consisting of unrealized gains of $745,475,000 on securities that had risen in value since their purchase and $110,894,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2000, the aggregate settlement value of open futures contracts expiring in June 2000 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                             (000)
                                              ----------------------------------
                                               AGGREGATE
                        NUMBER  OF             SETTLEMENT          UNREALIZED
FUTURES CONTRACTS      LONG CONTRACTS            VALUE            APPRECIATION
--------------------------------------------------------------------------------
 S&P 500 Index            131                   $49,626              $2,849
 S&P MidCap 400 Index     103                    26,026               1,231
--------------------------------------------------------------------------------


G. The market value of securities on loan to broker/dealers at March 31, 2000, was $1,133,000, for which the fund held cash collateral of $1,155,000. Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
----------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and  Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index  Fund*
Morgan(TM)  Growth  Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap  Growth Index Fund*
Small-Cap  Index  Fund*
Small-Cap   Value  Index  Fund*
Tax-Managed   Capital
 Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed International Fund*
Tax-Managed  Small-Cap Fund*
Total  International  Stock
  Index Fund
Total Stock  Market  Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
----------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global  Asset   Allocation  Fund
LifeStrategy(R)   Conservative
 Growth  Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed  Balanced Fund
Wellesley(R)  Income Fund
Wellington(TM) Fund

BOND FUNDS
----------------------------------------
Admiral(TM)  Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term Treasury
 Fund
Admiral(TM)  Short-Term  Treasury
  Fund
GNMA  Fund
High-Yield  Corporate  Fund
High-Yield  Tax-Exempt Fund
Insured Long-Term Tax-Exempt
 Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term  Corporate Fund
Intermediate-Term  Tax-Exempt
 Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term  Corporate Fund*
Short-Term  Federal Fund
Short-Term  Tax-Exempt  Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds
(California,  Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
----------------------------------------
Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
----------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity Index  Portfolio
Growth  Portfolio
High-Grade  Bond  Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT  Index  Portfolio
Short-Term  Corporate  Portfolio
Small  Company  Growth Portfolio

*Offers Institutional Shares.



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge,
PA 19482-2600.
Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.

ROBERT A. DISTEFANO  Information Technology.

JAMES H. GATELY  Individual Investor Group.

KATHLEEN C. GUBANICH  Human Resources.

IAN A. MACKINNON  Fixed Income Group.

F. WILLIAM MCNABB, III Institutional Investor Group.

MICHAEL S. MILLER  Planning and Development.

RALPH K. PACKARD  Chief Financial Officer.

GEORGE U. SAUTER  Quantitative Equity Group.

[SHIP LOGO]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036


This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



Q652-052000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.